UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1
to

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

HYUNDAI ABS FUNDING CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	333-117398	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10550 TALBERT AVENUE
FOUNTAIN VALLEY, CALIFORNIA 92708

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 594-1579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS

     Attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report are, respectively, (i) the opinion of Mayer, Brown, Rowe & Maw LLP as to the legality of the securities being registered by Hyundai ABS Funding Corporation pursuant to the Securities Act of 1933, as and (ii) the opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit

Exhibit 5.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding legality

Exhibit 8.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION
By:	/s/ David A. Hoeller
Name: David A. Hoeller
Title: Vice President & Secretary

Date: June 27, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters